Exhibit (z)(1)

                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ DOUG T. VALASSIS                                 Date:  August 16, 2001

                                                                  Exhibit (z)(2)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ ROBERT L. MILLER                                 Date:  August 16, 2001

                                                                  Exhibit (z)(3)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ ROBERT L. BYMAN                                  Date:  August 16, 2001

                                                                  Exhibit (z)(4)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ TERRENCE P. FITZGERALD                           Date:  August 16, 2001

                                                                  Exhibit (z)(5)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ MARC P. HARTSTEIN                                Date: August 16, 2001

                                                                  Exhibit (z)(6)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ PETER S. HOROS                                   Date: August 16, 2001

                                                                  Exhibit (z)(7)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ DONALD J. MURPHY                                 Date: August 16, 2001

                                                                  Exhibit (z)(8)
                               LINDNER INVESTMENTS

                                POWER OF ATTORNEY

The undersigned trustee of Lindner Investments (the "Trust") hereby appoints Doug T. Valassis and Robert L. Miller, and either of them individually, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below, such Post-Effective Amendments to the Trust's Registration Statement on Form N-1A with the Securities and Exchange Commission as may be necessary or desirable in connection with the continued offering of the Trust's shares of beneficial interest.

/S/ DENNIS P. NASH                                   Date: August 16, 2001